UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2016
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28

(Central Index Key Number 0001665081)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

CIBC Inc.

(Central Index Key Number 0001548567)

Starwood Mortgage Funding III LLC

(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-01	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On or about February 25, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C28 (the “Certificates”), is expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of February 1, 2016 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The mortgage loan secured by the mortgaged property identified as “Princeton Pike Corporate Center” on Exhibit B to the Pooling and Servicing Agreement (the “Princeton Pike Corporate Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Princeton Pike Corporate Center Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Princeton Pike Corporate Center Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Princeton Pike Corporate Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The mortgage loan secured by the mortgaged property identified as “Le Meridien Cambridge MIT” on Exhibit B to the Pooling and Servicing Agreement (the “Le Meridien Cambridge MIT Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Le Meridien Cambridge MIT Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Le Meridien Cambridge MIT Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Le Meridien Cambridge MIT Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The mortgage loan secured by the mortgaged property identified as “Penn Square Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Penn Square Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Penn Square Mall Whole Loan”) that also includes two (2) additional pari passu promissory notes and one (1) additional subordinate promissory note, which are not assets of the Issuing Entity. The Penn Square Mall Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the MSCI 2016-PSQ securitization transaction (the “MSCI 2016-PSQ Trust and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.2, and the Penn Square Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified as “Ellenton Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Ellenton Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Ellenton Premium Outlets Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Ellenton Premium Outlets Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSCI 2015-UBS8 securitization transaction (the “MSCI 2015-UBS8 Pooling and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.3, and the Ellenton Premium Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The mortgage loan secured by the mortgaged properties identified as “GLP Industrial Portfolio A” on Exhibit B to the Pooling and Servicing Agreement (the “GLP Industrial Portfolio A Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “GLP Industrial Portfolio A Mall Whole Loan”) that also includes four (4) additional pari passu promissory notes and two (2) additional subordinate promissory notes, which are not assets of the Issuing Entity. The GLP Industrial Portfolio A Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the CSMC 2015-GLPA securitization transaction (the “CSMC 2015-GLPA Trust and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.4, and the GLP Industrial Portfolio A Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified as “University West Apartments” on Exhibit B to the Pooling and Servicing Agreement (the “University West Apartments Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “University West Apartments Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The University West Apartments Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSBAM 2015-C27 securitization transaction (the “MSBAM 2015-C27 Pooling and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.5, and the University West Apartments Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class E-1, Class E-2, Class E, Class F-1, Class F-2, Class F, Class EF, Class G-1, Class G-2, Class G, Class EFG, Class H-1, Class H-2, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about February 25, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty-two (42) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred sixty-one (161) commercial, multifamily or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated February 12, 2016, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated February 12, 2016, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. (“CIBC”) pursuant to a Mortgage Loan Purchase Agreement, dated February 12, 2016, between the Registrant and CIBC, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC (“SMF III”) pursuant to a Mortgage Loan Purchase Agreement, dated February 12, 2016, between the Registrant, SMF III and Starwood Mortgage Capital LLC, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, CIBC

World Markets Corp. and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, dated as of February 12, 2016, among the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, and (ii) the sale of the Privately Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC pursuant to a Certificate Purchase Agreement, dated as of February 12, 2016, between the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 12, 2016 and as filed with the Securities and Exchange Commission on February 25, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated February 12, 2016.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of February 12, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of February 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
Exhibit 4.4	Trust and Servicing Agreement, dated as of December 15, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of November 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.
Exhibit 4.6	Agreement Between Note Holders, dated as of February 19, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.

Exhibit 4.7	Agreement Between Note Holders, dated as of February 5, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, Bank of America, N.A., as the Initial Note A-2 Holder, and Bank of America, N.A., as the Initial Note A-3 Holder.
Exhibit 4.8	Agreement Between Note Holders, dated as of February 11, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1A Holder, Morgan Stanley Bank, N.A., as the Initial Note A-1B Holder, Morgan Stanley Bank, N.A., as the Initial Note A-1C Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of November 5, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3 Holder, and Bank of America, N.A., as the Initial Note A-4 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of December 15, 2015, by and among Column Financial, Inc., as the Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-2 Holder, Column Financial, Inc., as the Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-4 Holder, Column Financial, Inc., as the Initial Note B-1 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note B-2 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of October 28, 2015, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 12, 2016, which such certification is dated February 12, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated February 12, 2016, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated February 12, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated February 12, 2016, between CIBC Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated February 12, 2016, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2016	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of February 12, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of February 1, 2016, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.	(E)
4.3	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.	(E)
4.4	Trust and Servicing Agreement, dated as of December 15, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.	(E)
4.5	Pooling and Servicing Agreement, dated as of November 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Situs Holdings, LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.	(E)
4.6	Agreement Between Note Holders, dated as of February 19, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-3 Holder.	(E)
4.7	Agreement Between Note Holders, dated as of February 5, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, Bank of America, N.A., as the Initial Note A-2 Holder and Bank of America, N.A., as the Initial Note A-3 Holder.	(E)
4.8	Agreement Between Note Holders, dated as of February 11, 2016, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1A Holder, Morgan Stanley Bank, N.A., as the Initial Note A-1B Holder, Morgan Stanley Bank, N.A., as the Initial Note A-1C Holder, and Morgan Stanley Bank, N.A., as the Initial Note A-2 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Agreement Between Note Holders, dated as of November 5, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3 Holder, and Bank of America, N.A., as the Initial Note A-4 Holder.	(E)
4.10	Co-Lender Agreement, dated as of December 15, 2015, by and among Column Financial, Inc., as the Initial Note A-1 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note A-2 Holder, Column Financial, Inc., as the Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as the Initial Note A-4 Holder, Column Financial, Inc., as the Initial Note B-1 Holder and Morgan Stanley Mortgage Capital Holdings LLC, as the Initial Note B-2 Holder.	(E)
4.11	Agreement Between Note Holders, dated as of October 28, 2015, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 12, 2016, which such certification is dated February 12, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated February 12, 2016, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated February 12, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated February 12, 2016, between CIBC Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated February 12, 2016, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)